UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 31, 2017

APPLIED INDUSTRIAL TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

OHIO	1-2299	34-0117420
(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation or Organization)	Number)	Identification No.)

One Applied Plaza, Cleveland, Ohio 44115
(Address of Principal Executive Officers) (Zip Code)

Registrant's Telephone Number, Including Area Code: (216) 426-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Effective September 1, 2017, the Board of Directors of Applied Industrial Technologies, Inc. ("Applied") elected David K. Wells as Vice President-Chief Financial Officer & Treasurer.  He succeeds Mark O. Eisele, who retired on August 31, 2017.  The planned succession was first reported in a Form 8-K filed with the Securities and Exchange Commission on May 15, 2017.

Mr. Wells, age 54, joined Applied in May 2017 as Vice President-Finance.  From May 2015 to May 2017 he was Vice President & Chief Financial Officer of ESAB, a manufacturer of welding and material cutting products and a division of Colfax Corporation.  From 2010 to May 2015 he served as Vice President & Chief Financial Officer of Apex Tool Group, a manufacturer of hand and power tools.  Before then, he served in various finance roles with Danaher Corporation and Cooper Industries.

Mr. Wells earned a B.A. degree in business administration from Grove City College and an M.B.A. degree from Ashland University.

Mr. Wells and Applied will enter into (a) a change-in-control agreement providing that if, within two years following a change in control of Applied, his employment with Applied is terminated either by him “for good cause” or by Applied “without cause”, then he will receive a severance payment equal to one and one-half times base salary plus his targeted annual incentive pay, plus one and one-half years of continued benefits, and (b) a standard officer indemnification agreement.

Mr. Wells shall be subject to noncompetition and nonsolicitation covenants during the term of his employment and for two years following his employment with Applied.  Mr. Wells is entitled to participate in other benefit programs generally available to other executive officers, including, but not limited to, the Applied Industrial Technologies, Inc. Retirement Savings Plan, the Key Executive Restoration Plan, the Supplemental Defined Contribution Plan, an executive life insurance program, and standard relocation services, all as described from time to time in Applied’s annual proxy statement.

With respect to the disclosure required by Item 401(d) of Regulation S-K, there are no family relationships between Mr. Wells and any director or executive officer of Applied.  With respect to Item 404(a) of Regulation S-K, there are no relationships or related transactions to which Mr. Wells is a party that would be required to be disclosed in accordance with Item 404 of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

APPLIED INDUSTRIAL TECHNOLOGIES, INC.
(Registrant)

By: /s/ Fred D. Bauer
Fred D. Bauer, Vice President-General Counsel & Secretary
Date: September 1, 2017